SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:

   |X|  Preliminary information statement     |_|  Confidential, for use of the
                                                   Commission only (as permitted
   | |  Definitive information statement           by Rule 14c-5(d)(2))


                        Bio-American Capital Corporation.
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

   |X|    No fee required.

   | |    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

   (1)    Title of each class of securities to which transaction applies:

          N/A
          ______________________________________________________________________
   (2)    Aggregate number of securities to which transactions applies:

          N/A
          ______________________________________________________________________
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A
          ______________________________________________________________________
   (4)    Proposed maximum aggregate value of transaction:

          N/A
          ______________________________________________________________________
   (5)    Total fee paid:

          N/A
          ______________________________________________________________________

   | |    Fee paid previously with preliminary materials.

   | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)    Amount previously paid:

          ______________________________________________________________________
   (2)    Form, Schedule or Registration Statement No.:

          ______________________________________________________________________
   (3)    Filing Party:

          ______________________________________________________________________
   (4)    Date Filed:

          ______________________________________________________________________

                Preliminary Proxy/Information Statement Materials

          Proposed to be distributed to shareholders on April 30, 2004



                        BIO-AMERICAN CAPITAL CORPORATION
                           498 Ellis Street, 2nd Floor
                   Penticton, British Columbia, Canada V2A 4M2






To the Holders of Common Stock of
Bio-American Capital Corporation

         Bio-American Capital Corporation, a Nevada corporation ("Company"), has obtained a written consent from the majority stockholder as of April 19, 2004, approving a change in the name of the Company to "Cheetah Oil & Gas Ltd. ("Name Change"). Details of the Name Change and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the Name Change. Under Section 78.320 of the Nevada General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the majority stockholder approved the Name Change. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Name Change by less than unanimous written consent of the stockholders of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



                                             By Order of the Board of Directors



                                             Ted Kozub,
                                             President

Penticton, British Columbia, Canada
April ___, 2004

                        BIO-AMERICAN CAPTIAL CORPORATION

                   -------------------------------------------

                              INFORMATION STATEMENT

                   -------------------------------------------

                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                   CONSENT OF A STOCKHOLDER OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

                   -------------------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                   -------------------------------------------

         This Information Statement is being furnished to the stockholders of Bio-American Capital Corporation, a Nevada corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by a written consent of a stockholder owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the general corporation law of the State of Nevada ("NGCL").

         The Company's Board of Directors ("Board") has determined that the close of business on April 19, 2004 was the record date ("Record Date") for the stockholders entitled to notice about the proposal authorizing the change in the name of the Company from "Bio-American Capital Corp." to "Cheetah Oil & Gas Ltd." ("Name Change").

         On April 19, 2004, the Board approved the Name Change and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Name Change. Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Name Change must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On April 19, 2004, a stockholder who is the owner of record of 25,000,000 shares of the Company's common stock, representing approximately 79% of the outstanding voting securities of the Company, executed and delivered to the Company written consents authorizing and approving the Name Change.
 Accordingly, no vote or further action of the stockholders of the Company is required to approve the Name Change. You are hereby being provided with notice of the approval of the Name Change by less than unanimous written consent of the stockholders of the Company.

         The executive offices of the Company are located at 498 Ellis Street, 2nd Floor, Penticton, British, Canada V2A 4M2, and its telephone number is
 (250) 497-6072.

         This information statement is first being mailed to stockholders on or about April __, 2004 and is being furnished for informational purposes only.

                                VOTING SECURITIES

         The Company only has common stock issued and outstanding. As of the Record Date, there were 31,569,682 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Name Change.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.

                                         Amount and Nature of         Percent of
 Name and Address of Beneficial Owner    Beneficial Ownership*    Outstanding Shares
 ------------------------------------    ---------------------    ------------------
 Ted Kozub***                                           10,500                    **

 Georgina Martin****                                25,000,000                 79.1%

 All executive officers and
 directors as a group (two person)                  25,010,500                 79.2%

 -------------------

 * Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

 **      Less than 0.1%.

 *** Ted Kozub is the president, treasurer and secretary and a director of the Company.

 ****    Georgina Martin is a director of the Company.

         As of the Record Date, there were no outstanding options or warrants to purchase shares of common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information concerning the directors and executive officers of the Company and their ages and positions. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

 Name                       Age           Position
 ---------------            ---           --------------------------------------
 Ted Kozub                  65            Director, President, Treasurer and
                                          Secretary

 Georgina Martin            55            Director

         Ted Kozub is the president, treasurer, secretary and a director of the company. Mr. Kozub was a tax partner with KPMG, in Canada for more than five years ending in 2003 upon his retirement. Mr. Kozub also held senior positions with Revenue Canada Taxation, and Mr. Kozub was appointed to the special task force for reform of Canadian tax law. Mr. Kozub was the president of Canadian Petroleum Tax Society, Tax Manager with Hudson's Bay Oil and Gas, located in Calgary, Alberta, and a subsidiary of Conoco

         Georgina Martin is a director of the Company. She is also the sole operating officer and director of the wholly owned subsidiary of the Company, Cheetah Oil & Gas Ltd., a British Columbia, Canada, company, which is the principal asset of the Company and holds the exploration and future potential developmental rights for petroleum resources in Papua New Guinea. Ms. Martin is a financial consultant to various companies and provides financial bookkeeping and account services. Ms. Martin is a Certified General Accountant, with a focus on finance.

 Board of Directors' Meetings and Committees

         During the fiscal years ending December 31, 2002 and 2003, our board of directors acted by unanimous consent on several occasions. Our board has acted by unanimous consent in fiscal year 2004. Our entire board participated in each action. We do not have standing nominating, audit or compensation committees.

 Director Compensation

         Persons who are directors and employees will not be additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and reimbursement plan.

 Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common sock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, all reports of their ownership of shares of common stock in the Company have been filed, however, the report of Mr. Kozub filed January 5, 2004, which was due December 26, 2003, was late because he was traveling out of the country and there was a delay in obtaining an EDGAR filing number for Mr. Kozub. Ms Martin also filed a Form 3 dated March 18, 2004, which was filed on March 23, 2004, and was late by eight days because she was traveling.

 Executive Compensation

         We have not paid any cash compensation or other benefits to our executive officers since our inception. Cash compensation amounts will be determined in the future based on the services to be rendered and time devoted to our business and the availability of funds. Other elements of compensation, if any, will be determined at that time or at other times in the future.

         Until we have sufficient capital or revenues, Mr. Kozub and Ms. Martin will not be provided cash remuneration. At such time as we are able to provide a regular salary, it is our intention that our officers will become employed pursuant to executive employment agreements, at an annual salary to be determined based on their then levels of time devoted to the Company and the scope of their responsibilities. Until we enter into an employment arrangement or agreement, we may use shares of common stock to compensate our officers. In addition, we may use common stock to compensate others for services to the company.

 Certain Relationships and Related Transactions

         In the past two fiscal years, there have not been any transactions that have to be reported.


                                   NAME CHANGE

         On April 19, 2004, the Board authorized a change in the name of the Company to "Cheetah Oil & gas Ltd. and thereafter an amendment to Article FIRST of the Company's Articles of Incorporation. A form of certificate of amendment to the articles of incorporation of the Company is attached to this Information Statement as Exhibit A.

         In the judgment of the Board, the change of the Company's name is desirable to more correctly reflect the business operations of the Company. The Company has a wholly owned subsidiary, which has the right to explore and develop petroleum resources in Papua New Guinea, which is the current principal business of the Company.

         On April 19, 2004, a stockholder holding an aggregate of 25,000,000 shares of common stock, representing approximately 79% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Name Change.


                              AVAILABLE INFORMATION

         Please read all the sections of the Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the Commission (Exchange Act File No. 000-32517) are incorporated in this Information Statement by reference and made a part hereof:

         (i) Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2003.

         (ii)   Information Statement on Schedule 14(f) filed January 30, 2004

         (iii) Current Reports on Form 8-K filed January 5, 2004, reporting a change of control and March 18, 2004, reporting the acquisition of Cheetah Oil & Gas Ltd., a British Columbia company.

         (iv)   Schedule 14(f) filed January 5, 2004.

         The Company's Registration Statement on Form 10-SB/A, file date August 8, 2000 (File No. 000-26907), which contains descriptions of the Company's Common Stock commencing on page 30, is also incorporated in this Information Statement by reference and made a part hereof. The financial statements of the Company, and management's discussion and analysis sections of the Form 10-KSB noted above are incorporated by reference and may be found at pages F-1 to F-10 and Item 6 (page 16), respectively.

         All  documents  filed by the Company  with the  Commission  pursuant to
 Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 498 Ellis Street, 2nd Floor, Penticton, British Columbia, Canada V2A 4M2, Attention: Investor Relations (telephone number: (250-) 497-6072).




 BIO-AMERICAN CAPITAL CORPORATION

 Penticton, British Columbia, Canada
 April __, 2004

                                                                       Exhibit A

                            CERTIFICATE OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

                                       OF

                        BIO-AMERICAN CAPITAL CORPORATION

                         ------------------------------

                        Pursuant to Section 78.390 of the
                        General Corporation Law of Nevada

                          -----------------------------


         The   undersigned   President  of  Bio-American   Capital   Corporation
 ("Corporation") DOES HEREBY CERTIFY:

         FIRST: The name of the Corporation is Bio-American Capital Corporation.

         SECOND: The stockholders of the Corporation approved a change in the name:

                                  ARTICLE FIRST

         The name of the Corporation is CHEETAH OIL & GAS LTD.

         THIRD: The foregoing Amendment of the Articles of Incorporation was duly approved by the Corporation's Board of Directors and thereafter was duly adopted by the consent of the holder of a majority of the outstanding voting stock of the Corporation.

         IN WITNESS WHEREOF, I have executed this Certificate of Amendment this ___th day of May, 2004.

                                          --------------------------------------
                                          Ted Kozub,
                                          President